EXHIBIT 10.7
                        AGREEMENT REGARDING SALE OF STOCK


THIS AGREEMENT REGARDING SALE OF STOCK is entered into as of the 31st day of October, 1997 in favor of COMFORT SYSTEMS USA, INC. (the "Company") by ALFRED J. GIARDENELLI, JR. (the "Stockholder"), a stockholder of the Company.

      WHEREAS, the Stockholder is a substantial holder of the Company's stock, and believes that the restrictions herein will have a beneficial effect on the shares eligible for future sale, and will be of significant benefit to him as a stockholder; and

      WHEREAS, the Company is willing to accept and agree to such restrictions;

      NOW THEREFORE, the undersigned Stockholder hereby agrees as follows:

      1. The Stockholder is the owner of the number of shares of common stock of the Company (the "Shares") set forth on Exhibit A.

      2. The Stockholder agrees that he will hold, and will not offer, sell, assign, pledge, hypothecate, transfer or otherwise dispose of, or reduce his risk with respect to, the number of Shares set forth on Exhibit A, in each case prior to the date set forth on Exhibit A.

      3. The Stockholder acknowledges and agrees that the Company will maintain a stop transfer order with its transfer agent with respect to the Shares that are subject to this agreement until the release dates as set forth on Exhibit A.

IN WITNESS WHEREOF, the Stockholder has executed this Agreement as of the date above first written.

                                    /s/Alfred J. Giardenelli, Jr.
                                       ALFRED J. GIARDENELLI, JR.
Acknowledged and Agreed:

COMFORT SYSTEMS USA, INC.


/s/ Fred Ferreira
    Chief Executive Officer
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                                                                       EXHIBIT A
                        AGREEMENT REGARDING SALE OF STOCK

Name of Stockholder:              ALFRED J. GIARDENELLI, JR.
Total Number or Shares Owned:                        304,216
Shares to be Restricted until July 2, 1999:           45,632
Shares to be Restricted until July 2, 2000:           45,632
Shares to be Restricted until July 2, 2001:           60,844